March 28, 2000


Securities and Exchange Commission
450 Fifth Street, NW
Washington, D. C.  20549

Attention:  Filing Desk

 Re:      ND Holdings, Inc. Definitive Proxy Materials
             File No. 0-25958

Ladies and Gentlemen:

On behalf of ND Holdings, Inc. (the "Company"), pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), there are hereby transmitted for filing, pursuant to the Electronic Data Gathering, Analysis and Retrieval System, a definitive copy of the Letter to Shareholders, Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy with respect to the Annual Meeting of Shareholders of the Company scheduled to be held on May 12, 2000, together with a copy of the cover page required by Rule 14a-6(m). Copies of the definitive proxy materials are scheduled to be mailed on or about March 30, 2000 to all shareholders of record on March 23, 2000. There is no filing fee for this filing, pursuant to Rule 14a-6(i) under the Exchange Act.

By copy of this letter and pursuant to Rule 14a-3(c) under the Exchange Act, seven copies of the Company's 1999 Annual Report to Shareholders are being sent to you solely for your information. The financial statements in the 1999 Annual Report to Shareholders do not reflect a change from the preceding year in any accounting principles or practices or in the method of applying any such principles or practices.

By copy of this letter, I am sending three copies of the Company's 1999 Annual Report to Shareholders to The NASDAQ Stock Market, by reason of the quotation of the Company's Common Stock on OTC Bulletin Board, and I am requesting that they confirm such filing by stamping the enclosed copy of this letter and returning it to me in the enclosed self-addressed, stamped envelope.

Very truly yours,



Jacqueline L. Picken
JP
Enclosures
cc:  The NASDAQ Stock Market
       NASDAQ Regulatory Filings
       1735 K Street, NW
       Washington, DC 20006-1500
       Attn:  Mr. Larry Kopp

Schedule 14A
                      (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                 SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
(AmendmentNo.  )
Filed by the Registrant                    {X}
Filed by a Party other than the Registrant {  }
Check the appropriate box:
{  } Preliminary Proxy Statement
{  } Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
{X}   Definitive Proxy Statement
{  }  Definitive Additional Materials
{  }  Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                       ND HOLDINGS, INC.
-----------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)
-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
{X}  No fee required.
{  } Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)  Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing
fee is calculated and state how it was determined):   N/A
-------------------------------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:   N/A
       (5)  Total fee paid:   N/A
{  }  Fee paid previously with preliminary materials.
{  }  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)  Amount previously paid:
       (2)  Form, schedule or registration statement no.:
       (3)  Filing party:
       (4)  Date filed:



March 28, 2000




Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders to be held at the International Inn, 1505 N. Broadway, Minot, North Dakota, commencing at 10:00 a.m., local time, on Friday, May 12, 2000.

   The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

   We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the Proxy and vote in person at the time if you so desire.

Sincerely,



Robert E. Walstad
President

ND Holdings, Inc.
                             1 North Main
                       Minot, North Dakota 58703

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD May 12, 2000


Notice is hereby given that the Annual Meeting of the Shareholders of ND Holdings, Inc. (the "Company"), will be on Friday, May 12, 2000, at 10:00 a.m. local time at the International Inn, 1505 N. Broadway, Minot, North Dakota, for the following purposes:

To elect seven directors for terms of one year;

To ratify the appointment of Brady, Martz and Associates, P.C., Certified Public Accountants, as the Independent Auditors for the Company for the year ending December 31, 2000; and

To transact any other business which may properly come before the Meeting or any adjournments thereof.

Only Shareholders of record on the close of business on March 23, 2000, are entitled to vote at the Meeting or any adjournments thereof.

Enclosed are a copy of the Company's Annual Report to Shareholders for the year ended December 31, 1999, your proxy and the Company's Proxy Statement.

If you are unable to be present at the meeting in person, please mark, date, sign, and return the enclosed proxy in the stamped, self-addressed envelope.

                                    By Order of the Board of Directors


                                    /s/ Jacqueline L. Picken
                                    ------------------------
                                   Jacqueline L. Picken
                                   Secretary
Minot, North Dakota
March 28, 2000
                            IMPORTANT

YOUR PROXY AND RETURN ENVELOPE ARE ENCLOSED WITH THIS NOTICE. IN ORDER TO ASSURE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING, EACH SHAREHOLDER IS ASKED TO SIGN AND RETURN HIS OR HER PROXY IN THE ENCLOSED ENVELOPE. EVERY PROXY IS IMPORTANT, WHETHER YOU OWN A FEW OR MANY SHARES. PLEASE DO IT TODAY.

ND HOLDINGS, INC.


                         PROXY STATEMENT
                              FOR
                ANNUAL MEETING OF SHAREHOLDERS




   The enclosed proxy is being solicited by the Board of Directors of ND Holdings, Inc., a North Dakota corporation, (the "Company") for use in connection with the Annual Meeting of Shareholders on May 12, 2000 at 10:00 a.m. local time (the "Meeting"), at the International Inn, 1505 N. Broadway, Minot, North Dakota and at any adjournment thereof. Only Shareholders of record as of the close of business on March 23, 2000 (the "Record Date"), will be entitled to vote at the Meeting or adjournment. When the accompanying proxy is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

   ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY A RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

   The address of the principal executive office of the Company is One North Main, Minot, North Dakota 58703. This Proxy Statement and the Board of Directors' form of proxy are being mailed to Shareholders on or about March 30, 2000. Concurrently with the mailing of this Statement, the Company is furnishing to Shareholders its Annual Report for its fiscal year ended
December 31, 1999.

   The Company is bearing all costs of soliciting proxies and expressly reserves the right to solicit proxies otherwise than by mail. Telephone, telegraph, facsimile or other personal solicitations of certain Shareholders and brokers may follow the solicitation of proxies by mail by one or more of the Directors, by Officers or by employees of the Company. The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

   As of March 23, 2000, the Company had outstanding 7,541,687 shares of common stock, with each share being entitled to one vote, except for the election of directors when Shareholders are entitled to cumulate their votes. Representation of a majority of the Company's shares outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting. A shareholder voting through a proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on a certain proposal shall not be considered present and entitled to vote on such proposal.








SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

   The following table sets forth, as of February 29, 2000, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company, each director, each executive officer named in the Summary Compensation Table on page 5, and all executive officers and directors as a group. As of February 29, 2000, there were 7,561,187 shares of Common Stock, no par value, issued and outstanding.

                                                 AMOUNT AND NATURE OF                    PERCENTAGE OF
NAME OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP (1)                OUTSTANDING
OR IDENTITY OF GROUP                             AS OF FEBRUARY 29, 2000                 SHARES

Robert E. Walstad                                   806,789 (2)                           9.8%
Vance A. Castleman                                  140,375 (3)                           1.9
Daniel L. Feist                                      23,100 (4)                           *
Lyle E. McLain                                       20,573 (5)                           *
Peter A. Quist                                      123,754 (6)                           1.6
Myron Thompson                                      130,500                               1.7
Richard H. Walstad                                   42,197 (7)                           *
Executive officers and directors as a
group (8 persons)                                 1,279,734 (8)                          15.4

[FN]
* Less than 1% owned.

(1) Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.

(2) Of these shares, 8,527 are held in Mr. Walstad's 401(k) account, and 8,142 shares held in Mr. Walstad's ESOP. Includes 675,200 shares covered by warrants which are currently exercisable or exercisable within 60 days of February 29, 2000 held by Mr. Walstad.

(3) Of these shares, 140,375 are held as tenants in common with Mr. Castleman's wife.

(4) Includes 11,000 shares covered by warrants which are currently exercisable or exercisable within 60 days of February 29, 2000 held by Mr. Feist.

(5) Of these shares, 3,210 are held as joint tenants with Mr. McLain's wife, 3,023 are held in an IRA for Mr. McLain, 1,000 are held by Mr. McLain's wife, 160 shares are held by Mr. McLain's wife as custodian under the North Dakota Uniform Gifts to Minors Act and 3,080 are held in an IRA for Mr. McLain's wife. Includes 10,100 shares covered by warrants which are currently exercisable or exercisable within 60 days of February 29, 2000 held as joint tenants with Mr. McLain's wife.

(6) Of these shares, 4,412 are held in Mr Quist's ESOP. Includes 56,000 shares covered by warrants which are currently exercisable or exercisable within 60 days of February 29, 2000 held by Mr. Quist.

(7) Of these shares, Mr. Walstad's wife holds 6,667. Includes 11,300 shares covered by warrants which are currently exercisable or exercisable within 60 days of February 29, 2000.

(8) Includes 763,600 shares covered by warrants which are currently exercisable or exercisable within 60 days of February 29, 2000.

DIRECTORS & EXECUTIVE OFFICERS

    ELECTION OF DIRECTORS

   The Directors have voted to nominate seven (7) Directors for election to hold office for a one-year term until the next Annual Meeting of Shareholders or until their successors are elected and qualified. Each of the following nominees has consented to serve as a Director of the Company for a one-year term. All of the nominees are currently Directors of the Company. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the seven nominees named below. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

   Following is certain information regarding the nominees for the office of director:

                                                    Term of Office                             Positions and
                                                      with the                                  Offices with
       Name               Age                         Company                                    the Company
Vance A. Castleman        56                      3-25-94 to Present                             Director
Daniel L. Feist           67                      5-04-88 to Present                             Director
Lyle E. McLain            66                      5-04-88 to Present                             Director
Peter A. Quist            66                      5-04-88 to Present                     Vice President and Director
Myron D. Thompson         55                      3-20-98 to Present                             Director
Robert E. Walstad         55                      9-22-87 to Present                      President and Director
Richard H. Walstad        61                      5-04-88 to Present                             Director
</TABLE


   The Company's Articles of Incorporation allow cumulative voting only under the following procedure:

Each Shareholder entitled to vote for Directors has the right to cumulate those votes in the election of Directors by giving written notice of such intent to any Officer of the Corporation before the Annual Meeting or the presiding Officer at the Annual Meeting at any time before the election of Directors, in which case:

The presiding Officer at the Meeting shall announce, before the election of Directors, that Shareholders may cumulate their votes; and

Each Shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of Directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

   Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company's shares could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all of one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, Directorships and certain other affiliations and information are set forth below:

VANCE C. CASTLEMAN - Member, Souris Basin Revolving Loan Fund Committee (1972-
1999); Real Estate Developer (1979-Present; President and CEO of Inn-Vestments,
Inc.(1989-Present); VP-Marketing, Labor Ready, LRW (1999-Present);

DANIEL L. FEIST - Contractor (1955 - Present); Owner, Feist Realty Co. (1963 -
Present); President and Treasurer of Feist Const. Inc. (1952-Present); Former
Director, First Bank, Minot (1977 - 1996); Director, Investors Real Estate
Trust (1985 - Present);

LYLE E. MCLAIN - Farmer (1950 - Present); Director, Excel Manufacturing Co.
(1986 - Present); Chairman, Mohall Industrial Development Corp. (1993 -
Present); President, Renville County Ambulance Association (1996 - Present);

PETER A. QUIST - Vice President and Director of ND Holdings, Inc. (1988 -
Present); Vice President, Secretary, and Director of ND Money Management,
Inc. (1988 - Present), ND Capital, Inc. (1988 - Present), and ND Resources,
Inc. (1989 - Present); Director, Vice-President and Secretary of ND Tax-Free
Fund, Inc. (1988 - Present), ND Insured Income Fund, Inc. (1990 - 1998),
Montana Tax-Free Fund, Inc. (1993 - Present), Integrity Fund of Funds, Inc.
(1994 - Present) and Integrity Small-Cap Fund of Funds, Inc.(1998 - Present);
Vice President and Secretary of South Dakota Tax-Free Fund, Inc. (1993 -
Present); Director of South Dakota Tax-Free Fund, Inc. (1995 - Present); Vice
President, Secretary and Trustee of Ranson Capital Corporation (1996 -
Present); Vice President and Secretary of Ranson Managed Portfolios (1996 -
Present); Vice President, Secretary, and Trustee of The Ranson Company, Inc.
(1996 -1997). Currently a licensed North Dakota attorney;

MYRON D. THOMPSON - President, CEO and Director, Food Management Investors,
Inc., a.k.a. FMI, Inc., (1990 - Present); President and Director, Apple Core
Enterprises, Inc. (1990 - Present); President and Director, Labor Force of
MN, Inc. (1989 to Present); General Partner, Dakota Apple Partnership (1994-
Present); Director, Officer and Member, Village Ventures, LLC (1995-Present).

ROBERT E. WALSTAD - President and Director of ND Holdings, Inc. (1988 -
Present); President, Treasurer, and Director of ND Money Management, Inc.
(1988 - Present), ND Capital, Inc. (1988 - Present), ND Resources (1988 -
Present); President, Treasurer and Director of ND Tax-Free Fund, Inc. (1988 -
Present), ND Insured Income Fund, Inc. (1990 -1998), Montana Tax-Free Fund,
Inc. (1993 - Present), South Dakota Tax-Free Fund, Inc. (1993 - Present),
Integrity Fund of Funds, Inc. (1994 - Present), and Integrity Small-Cap Fund of Funds, Inc. (1998 - Present); President, CEO, Treasurer, and Trustee of
The Ranson Company, Inc. (1996 - 1997); President, Treasurer and Trustee of
Ranson Managed Portfolios (1996 - Present); President, Treasurer, and Trustee of Ranson Capital Corporation; associated with securities industry as an NASD licensed registered representative (1972 - Present); President and Director of Magic Internet Services, Inc. (1999-Present).

RICHARD H. WALSTAD - Chairman of the Board/CEO, Cook Sign Co. of Fargo (1978 -
Present); Director, Community First Bank, Fargo (1983 - Present); Vice
Chairman, Dakota Certified Development Corp. (1992 - Present); Vice Chairman,
Fargo Cass County Economic Development Corp., Fargo (1998 - Present); Vice
Chairman, Fargo Municipal Airport Authority (1999 - Present)

      FAMILY RELATIONSHIPS

   Richard H. Walstad, a Director of the Company, is the brother of Robert E.
Walstad, the President and a Director of the Company.  None of the other
Directors is related to any other Director or to any executive officer of the Company.

   COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

   During the fiscal year ended December 31, 1999, four (4) regular meetings of the Board of Directors were held. All Directors attended at least 75% of the board meetings including committee meetings on which the Board member served during this period.

   During the fiscal year ended December 31, 1999, the Company did not have standing Compensation and Nominating Committees of the Board of Directors.
However, the Company does have a standing Audit Committee.  The Company's Audit
Committee presently consists of Lyle McLain, Dan Feist and Robert Walstad.
Directors who are members of the Audit Committee (other than employees who are also directors) receive cash compensation of $100 per meeting attended. The
Audit Committee is responsible for providing assurance that financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent public accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, meets privately with the independent public accountants to discuss all pertinent matters and reports to the Board of Directors regarding its activities. The Audit Committee met four times with the Board as a whole in 1999 and will be meeting separately in 2000.


   DIRECTOR COMPENSATION

   Directors (other than employees who are also Directors) receive cash compensation of $450 per meeting attended. In addition, they are reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.

EXECUTIVE OFFICERS

   The Executive Officer of the Company is Robert E. Walstad, whose biography appears on page four of the director nominees as set forth above.

   EXECUTIVE COMPENSATION

   The following table sets forth information with respect to all annual and long-term compensation provided to the Company's Chief Executive Officer
("CEO"). None of the Company's other executive officers received remuneration in excess of $100,000.

                       SUMMARY COMPENSATION TABLE


                                      ANNUAL COMPENSATION
                               ------------------------------------
      Name and                                  Salary         Bonus
Principal Position             Year               ($)           ($)
Robert E. Walstad,             1997             60,000        35,929 (1)
Chairman, President and CEO    1998             54,000        37,516 (1)
                               1999             60,000        33,920 (1)

[FN]
(1) Reflects compensation paid under an incentive compensation arrangement between Mr. Walstad and the Company, pursuant to which Mr. Walstad receives, in addition to his base salary and other regular employment benefits, additional compensation equal to two basis points on the first $100 million of assets under management annualized and one basis point on assets in excess of $100 million and standard commissions based on sales of securities.


                       AGGREGATE OPTION/WARRANT
                     EXERCISES IN LAST FISCAL YEAR
                AND FISCAL YEAR-END OPTION/WARRANT VALUES

   The purpose of the following table is to report exercises of stock options by the Named Executive Officers during 1998 and the value of their unexercised stock options as of December 31, 1999.

                                                                 Number of Unexercised           Value of Unexercised
                          Shares                                 Options/warrants at                 In-The-Money
                         Acquired           Value                  Fiscal Year-End               Options/warrants
                                                                   ---------------               at Fiscal Year-End (1)
       Name            On Exercise        Realized          Exercisable    Unexercisable       Exercisable     Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
Robert E. Walstad           --               --               675,200           --                  --              --
----------------

[FN]
(1) Value is based on a share price of $.53 which was the closing bid price for a share of Common Stock on the OTC Bulletin Board on December 31, 1999, minus the warrant exercise price of $1.65.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officer file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all
Section 16(a) filing requirements were met for the fiscal year ended December 31, 1999.

                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

   The firm of Brady, Martz & Associates, P.C. has been the auditor for the Company since the Company's inception in September 1987. The Board of Directors again has selected Brady, Martz & Associates, P.C to serve as the Company's independent auditor for the year ending December 31, 2000, subject to ratification by the shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification to ascertain the view of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment of Brady, Martz & Associates, P.C as independent auditor for the Company for the year ending December 31, 2000.

   A representative of Brady, Martz & Associates, P.C will be present at the Annual Meeting of Shareholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

                          OTHER MATTERS

   The Company's Management is not aware of the other matters, which may come before the Meeting. The proxies named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting.

   A copy of the Annual Report to Shareholders is enclosed with this Proxy
Statement.   Copies of the Company's 10-KSB Annual Report are available upon request, by contacting Jacqueline L. Picken at the Company at One North Main, Minot, ND 58703.

            DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Secretary of the Company, One North Main, Minot, North Dakota 58703, no later than December 15, 2000 for inclusion in the Proxy Statement and form of proxy for such meeting. If notice of any other shareholder proposal intended to be presented at the 2001 Annual Meeting of Shareholders but not intended to be included in the Company's Proxy Statement and form of proxy for such meeting is not received by the company on or before March 1, 2001, the proxy solicited by the Board of Directors of the Company for use in connection with the meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company's Proxy Statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion.





                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    [S] Jacqueline L. Picken
                                    -----------------------------------
                                    Jacqueline L. Picken, Secretary

Dated: March 28, 2000


ND HOLDINGS, INC.
                   Annual Meeting of Shareholders
                            May 12, 2000
        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints Robert E. Walstad or Peter
A. Quist or either of them acting in the absence of the other, with full power of substitution, to act as attorneys and proxies of the undersigned to vote all shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of ND Holdings, Inc. (the "Meeting"), to be held May 12, 2000, at 10:00 a.m., at the International
Inn at 1505 N. Broadway, Minot, ND, and at any and all adjournments and postponements thereof.

ITEM 1. The election as Directors of all nominees listed below (except as marked to the contrary).

            Nominees: Vance A. Castleman, Daniel L. Feist, Lyle E. McLain, Peter A. Quist, Myron D. Thompson, Robert E. Walstad, Richard H. Walstad

                  FOR   __        WITHHOLD AUTHORITY   __

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee(s) name below:

                ________________________________________________

ITEM 2. The ratification of the appointment of Brady, Martz & Associates, P.C., Certified Public Accountants, as the Company's Independent Auditors for the fiscal year ending December 31, 2000.

                    FOR __   AGAINST __   ABSTAIN __

ITEM 3. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. (PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED STAMPED ENVELOPE.)

The undersigned acknowledges receipt from the Company, before execution of
this proxy:   (1) Annual Report to Shareholders, (2) Notice of the Meeting and
(3) Proxy Statement for the Meeting.



                                                X_____________________________
                                                 Signature

                                                X_____________________________
                                                 Signature, if held jointly

                                                X_____________________________
                                                 Title (if applicable)

Date: March 28, 2000

Please sign exactly as name(s) appear(s) above. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.